fast forward advance relentlessly world's leading automotive interior supplier R Fourth Quarter and Full Year 2004 Results and First Quarter 2005 Guidance January 26, 2005 Exhibit 99.2

Agenda Company Review Jim Vandenberghe, Vice Chairman Financial Review and First Quarter 2005 Guidance Dave Wajsgras, SVP and CFO Q & A

Company Review

Highlights - Full Year 2004 Record net sales of $17.0 billion, up 8% from 2003 Net income of $5.77 per share, up 9% from 2003 (see note below) Expanded infrastructure in Asia; grew sales with Asian automakers Increased low-cost country manufacturing and engineering capability Used cash flow to fund growth and return cash to shareholders Maintained strong balance sheet Despite A Challenging Environment, 2004 Was Another Year Of Solid Progress For Lear Note: Includes a $0.20 income tax benefit primarily related to the settlement of prior years' tax matters.

Shareholder Value Scorecard Invest in high return programs Awarded significant new business Increased revenue in Asia Pursue strategic acquisitions Acquired terminals & connectors business Continued to grow joint ventures Return cash to shareholders Paid first-ever dividend Repurchased 1.8 million shares Maintain strong balance sheet Generated strong cash flow Achieved investment grade from Moody's Strategy 2004 Actions

Steadily increased net sales over the last ten years to $17 billion in 2004 Transformed from a seat assembly operation to one of the world's largest automotive interior systems suppliers 129 ranking and 23rd fastest growing company over the last ten years among the Fortune 500 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 EPS 3.147 4.7 6.2 7.3 9.1 12.4 14.1 13.6 14.4 15.7 17 North Lear's Strategy has Supported Rapid Growth Net Sales (in billions) Net Income CAGR 22% SALES CAGR 18% $3.1 $17.0

Industry Production North America Neutral to improving, depending down 5%, reflecting on consumer demand inventory correction; Europe also down Platform Mix Very adverse Moderately adverse Raw Material Impact Adverse Negative impact moderates as cost offsets are implemented and negotiations concluded Rest of Year Perspective On 2005 Operating Environment* Please see slide titled "Forward-Looking Statements" at the end of this presentation. First Quarter

2005 backlog up $150 million from last year on a comparable basis Three-year backlog up $750 million from last year on a comparable basis Upside opportunity in 2007 from open sourcing Sales Backlog* (in millions) Sales Backlog Supports Continued Growth 2004 2005 2006 2007 2008 East 750 1550 1350 900 500 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Net New Business Supports Continued Growth And Diversification Of Sales Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. $900 $1,550 $1,350 Cumulative $2,900 $3,800 2004 2005 2006 2007 2008 East 750 1550 1350 900 500 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

1999* 2000 2001 2002 2003 2004 Net Debt 3.4 Debt/Cap 0.7 0.65 0.63 0.58 0.458 0.42 North 45.9 46.9 45 43.9 Net Debt*/Capital Continuing to Strengthen Financial Position * Net debt represents total debt plus utilization of our ABS facility, less cash and cash equivalents. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Financial Review and First Quarter 2005 Guidance

Challenging Fourth Quarter Production Environment Industry Production In Major Markets Down; Euro Continues To Be Strong North America Industry production down 2% Big Three down 5% Europe Industry production down 2% Key Lear platforms had double-digit declines Euro 9% stronger than a year ago

Fourth Quarter 2004 Fourth Quarter 2003 Record 4Q '04 B/(W) 4Q '03 (in millions, except net income per share) Financial Highlights - Fourth Quarter 2004 * Income before income taxes for the fourth quarter 2004 and 2003 was $159.5 and $182.8, respectively. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. ** Includes the dilutive impact of our outstanding contingently convertible senior notes. Net Sales $4,286.1 $4,255.3 $30.8 Income before Interest, Other Expense & Income Taxes (core operating earnings)* $217.2 $236.1 $(18.9) Margin 5.1% 5.5% (40)bps Net Income $123.0 132.4 $(9.4) Net Income Per Share** $1.70 $1.81 $(0.11) SG&A % of Net Sales 3.4% 3.4% 0 bps Interest Expense $43.9 $41.9 $(2.0) Other Expense, Net $13.8 $11.4 $(2.4) Effective Tax Rate 22.9% 27.6% 4.7pts

4Q04 vs. 4Q03 Change in Net Sales and Core Operating Earnings Net Sales (up $31 million) Addition of new business globally Impact of foreign exchange, primarily stronger Euro Acquisitions offset in part by Global vehicle production and platform mix Core Operating Earnings* (down $19 million) Global vehicle production and platform mix Impact of higher raw material prices offset in part by Net operating performance Profit contribution from new business globally * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Net Income $ 123 $ 422 Depreciation / Amortization 97 355 Working Capital / Other 12 (31) Cash from Operations* $ 232 $ 746 Capital Expenditures (145) (429) Free Cash Flow $ 87 $ 317 Three Months Twelve Months Fourth Quarter and Full Year Free Cash Flow* (in millions) * Cash from Operations represents net cash provided by operating activities ($232 for three months and $676 for twelve months ended 12/31/04) before net change in sold accounts receivable ($0 for three months and $70 for twelve months ended 12/31/04). Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation.

North America (in millions) First Quarter 2005 Production Down In Both North America And Europe 2005 Outlook Vehicle Production Assumptions* 2004 Actual 2005 Forecast 3rd Qtr 4th Qtr 4.1 4.2 East 11.6 11.6 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 Actual 2005 Forecast 3rd Qtr 4th Qtr 4.8 4.8 East 13.9 13.7 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Europe (in millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation. 15.7 18.7 Full Year First Quarter Full Year First Quarter ^ 15.7 - 16.0 ^ 18.3 - 18.6 ^ 3.9 ^ 4.7 4.1 4.8

2005 Outlook Net Sales* 2005 Net Sales Increase Reflects Strong Backlog (in billions) Please see slide titled "Forward-Looking Statements" at the end of this presentation. 2003 2004 2005 Guidance East 3.9 4.5 4.7 West 11.8 12.6 12.9 North 1 $17.0 $15.7 First Quarter Full Year ^ $17.6 - $18.0 ^ $4.3 - $4.5

2005 Outlook Net Income Per Share* 2004 Reported 2005 Guidance East 1.4 1.4 1 West 4.37 4.17 4.3 North 1.2 $5.77 (see note below) First Quarter Full Year ^ $5.00 - $6.00 $0.50 - $0.70 $1.24 Production levels and platform mix Impact on supply chain from sustained high level of raw material prices Customer productivity negotiations Key Swing Factors Note: Includes a $0.20 income tax benefit primarily related to the settlement of prior years' tax matters. * Please see slides titled "Forward-Looking Statements" at the end of this presentation.

Free Cash Flow $250 million Interest Expense $170 - $175 million Tax Rate 25% - 27% Depreciation $400 - $425 million Capital Expenditures $425 - $475 million Euro $1.25 - $1.35 / Euro Other 2005 Full Year Financial Guidance* * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation.

Seating Systems Electronics Interior Systems East 0.49 0.33 0.18 Three-Year Sales Backlog North America - 58% Backlog By Region Backlog By Product North America Europe Asia East 0.58 0.34 0.08 Europe - 34% Asia - 8% Seats - 49% Interiors - 33% Electronics/ Electrical - 18%

Alternative Uses of Cash Flow. . . .. . . While Maintaining a Strong Balance Sheet 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 25 25 25 25 Invest internally in high return programs Pursue strategic acquisitions Dividends Repurchase shares Where We See Value Creation

Summary Despite a more challenging environment, 2004 was a solid year Challenges continue in 2005, with most significant negative impact on the first quarter Dividend increase reflects management's confidence in the long term outlook of the Company Lear Has A Balanced, Long-Term Approach To Creating Shareholder Value

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "income before interest, other expense and income taxes" (core operating earnings), "free cash flow" and "net debt." Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Net debt represents total debt plus utilization under the Company's ABS facility, less cash and cash equivalents. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes is a useful measure in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Management believes that net debt provides useful information regarding the Company's financial condition. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither income before interest, other expense and income taxes, free cash flow nor net debt should be considered in isolation or as substitutes for net income, net cash provided by operating activities, total debt or other balance sheet, income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Use of Non-GAAP Financial Information

Q4 2004 Q4 2003 Income before interest, other expense and income taxes Income before income taxes $ 159.5 $ 182.8 Interest expense 43.9 41.9 Other expense, net 13.8 11.4 Income before interest, other expense and income taxes $ 217.2 $ 236.1 (core operating earnings) Three Months (in millions) Use of Non-GAAP Financial Information Core Operating Earnings

Q4 2004 2004 Free cash flow Net cash provided by operating activities $ 231.9 $ 675.9 Net change in sold accounts receivable - 70.4 Net cash provided by operating activities before net change in sold accounts receivable 231.9 746.3 Capital expenditures (145.3) (429.0) Free cash flow $ 86.6 $ 317.3 Three Months Twelve Months (in millions) Use of Non-GAAP Financial Information Free Cash Flow

(in millions) Net debt Short-term borrowings $ 35.4 $ 17.1 $ 37.3 $ 63.2 $ 72.4 Current portion of long-term debt 632.8 4.0 3.9 129.5 155.6 Long-term debt 1,866.9 2,057.2 2,132.8 2,293.9 2,852.1 Total debt 2,535.1 2,078.3 2,174.0 2,486.6 3,080.1 Cash and cash equivalents (584.9) (169.3) (91.7) (87.6) (98.8) Asset backed securitization - - 189.0 260.7 - Net debt 1,950.2 $ 1,909.0 $ 2,271.3 $ 2,659.7 $ 2,981.3 2003 2002 2001 2000 Use of Non-GAAP Financial Information Net Debt December 31, Note: Net Debt to Capital is defined as Net Debt divided by Net Debt plus Stockholders' Equity. 2004

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers, raw material cost and availability, the Company's ability to mitigate the significant impact of recent increases in raw material prices, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in free cash flow and other risks described from time to time in the Company's Securities and Exchange Commission filings. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects: anticipated net sales from awarded new programs, less net sales from phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly-awarded programs. The three-year backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of program launches. In addition, the first quarter and full year 2005 per share earnings guidance is based on an assumed 74 million shares outstanding and includes 4.8 million shares related to our outstanding contingently convertible debt. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update them. Forward-Looking Statements